UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2010 (July 22, 2010)

CPG INTERNATIONAL INC.

(Exact name of registrant as specified in charter)

Delaware	333-134089	20-2779385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

801 Corey Street, Scranton, PA	18505
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (570) 558-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

(a)           Amendment No. 1 to Term Loan and Security Agreement

On July 26, 2010, CPG International Inc. (the “Company” or “CPG”) entered into Amendment No. 1 (the “First Amendment”) to the Company’s Term Loan and Security Agreement dated as of February 29, 2008 (the “Term Loan Agreement”) with Wells Fargo Bank, National Association (as successor to Wachovia Bank, National Association), as administrative agent, the lenders identified in the Term Loan Agreement, CPG International I Inc., Scranton Products, Inc., AZEK Building Products, Inc. and Procell Decking Inc., as borrowers, and the Company, Santana Products Inc., CPG Sub I Corporation, Vycom Corp. and Sanatec Sub I Corporation, as guarantors.

The First Amendment amended certain provisions of the Term Loan Agreement, including, but not limited to (1) deleting the requirement to mandatorily prepay loans under the Term Loan Agreement with “Excess Cash Proceeds” and, consequently, deleting the definition of “Excess Cash Flow,” (2) extending the maturity date of the Term Loan Agreement from February 28, 2011 to April 30, 2012, (3) revising the Term Loan Agreement’s amortization schedule, (4) providing for an exception from the requirement under the Term Loan Agreement to deliver control agreements with respect to certain deposit accounts and waiving any technical default as a result of the failure to deliver control agreements over such accounts, and (5) providing for payment to the lenders of an amendment fee in connection with the execution of the First Amendment equal to 0.25% of the outstanding principal amount of loans under the Term Loan Agreement.

The foregoing description of the First Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the First Amendment, which is filed hereto as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

(b)           Amendment No. 2 and Waiver to Loan and Security Agreement

On July 22, 2010, the Company entered into Amendment No. 2 and Waiver (the “Second Amendment”) to the Company’s Loan and Security Agreement dated as of February 13, 2008, as amended by Amendment No. 1, dated February 29, 2008 (the “Loan Agreement”), with Wells Fargo Bank, National Association (as successor to Wachovia Bank, National Association), as administrative agent, the lenders identified in the Loan Agreement, Scranton Products, Inc., AZEK Building Products, Inc. and Procell Decking Inc., as borrowers, and the Company, CPG International I Inc., Santana Products Inc., CPG Sub I Corporation, Vycom Corp. and Sanatec Sub I Corporation, as guarantors.

The Second Amendment amended certain provisions of the Loan Agreement, including, but not limited to, providing for an exception from the requirement under the Loan Agreement to deliver control agreements with respect to certain deposit accounts and waiving any technical default as a result of the failure to deliver control agreements over such accounts.

The foregoing description of the Second Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Second Amendment, which is filed hereto as Exhibit 10.2 to this Current Report on Form 8-K and which is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

10.1

Amendment No. 1, dated as of July 26, 2010, to the Term Loan and Security Agreement dated as of February 29, 2008 by and among Wells Fargo Bank, National Association (as successor to Wachovia Bank, National Association), as administrative agent, the lenders identified in the Term Loan and Security Agreement, CPG International I Inc., Scranton Products, Inc., AZEK Building

Products, Inc. and Procell Decking Inc., as borrowers, and CPG International Inc., Santana Products Inc., CPG Sub I Corporation, Vycom Corp. and Sanatec Sub I Corporation, as guarantors.

10.2

Amendment No. 2 and Waiver, dated as of July 22, 2010, to the Loan and Security Agreement dated February 13, 2008, as amended by Amendment No. 1, dated February 29, 2008, by and among Wells Fargo Bank, National Association (as successor to Wachovia Bank, National Association), as administrative agent, the lenders identified in the Loan and Security Agreement, Scranton Products, Inc., AZEK Building Products, Inc. and Procell Decking Inc., as borrowers, and CPG International Inc., CPG International I Inc., Santana Products Inc., CPG Sub I Corporation, Vycom Corp. and Sanatec Sub I Corporation, as guarantors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CPG International Inc.

By:	/s/ SCOTT HARRISON
Scott Harrison
Executive Vice President and
Chief Financial Officer

Dated: July 28, 2010

EXHIBIT INDEX

Exhibit No.	Description

10.1

Amendment No. 1, dated as of July 26, 2010, to the Term Loan and Security Agreement dated as of February 29, 2008 by and among Wells Fargo Bank, National Association (as successor to Wachovia Bank, National Association), as administrative agent, the lenders identified in the Term Loan and Security Agreement, CPG International I Inc., Scranton Products, Inc., AZEK Building Products, Inc. and Procell Decking Inc., as borrowers, and CPG International Inc., Santana Products Inc., CPG Sub I Corporation, Vycom Corp. and Sanatec Sub I Corporation, as guarantors.

10.2

Amendment No. 2 and Waiver, dated as of July 22, 2010, to the Loan and Security Agreement dated February 13, 2008, as amended by Amendment No. 1, dated February 29, 2008, by and among Wells Fargo Bank, National Association (as successor to Wachovia Bank, National Association), as administrative agent, the lenders identified in the Loan and Security Agreement, CPG International I Inc., Scranton Products, Inc., AZEK Building Products, Inc. and Procell Decking Inc., as borrowers, and CPG International Inc., Santana Products Inc., CPG Sub I Corporation, Vycom Corp. and Sanatec Sub I Corporation, as guarantors.